UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Axion International Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Explanatory Note

Axion International Holdings, Inc. (the “Company”) filed its Definitive Proxy Statement with the United States Securities and Exchange Commission (the “SEC”) on October 7, 2013 (the “Definitive Proxy Statement”). The Company supplemented the Definitive Proxy Statement with the forms of proxy cards which were filed as Definitive Additional Materials with the SEC on October 11, 2013 (the “Additional Materials”). Subsequent to the filing of the Additional Materials, but prior to the mailing of the Definitive Proxy Statement and proxy cards to the Company’s shareholders, the Company made certain corrections to the forms of proxy cards that were filed as the Additional Materials. As a result, the Company is attaching revised forms of proxy cards to this filing, and these replace the forms of proxy cards filed as the Additional Materials. Other than these changes, the Definitive Proxy Statement, as supplemented by this filing, remains unchanged.

AXION

IMPORTANT ANNUAL MEETING INFORMATION

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ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 12:00 am, Central Time, November 19th, 2013.

Vote by Internet

- Go to **www.investorvote.com/AXIH**
- Or scan the QR code with your smartphone
- Follow the steps outlined on the secure website

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
- Follow the instructions provided by the recorded message

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF YOU HAVE NOT VOTED VIA TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 4, 5, 6 AND 8, A VOTE "FOR ALL NOMINEES" ON PROPOSAL 3, AND A VOTE FOR "3 YEARS" ON PROPOSAL 7.

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1. To change the state of incorporation of the Company from Colorado to Delaware. ☐ For ☐ Against ☐ Abstain

2. In the event the shareholders of the Company do not approve the change in the state of incorporation of the Company to Delaware, to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 100,000,000 to 250,000,000. ☐ For ☐ Against ☐ Abstain

3. To elect our Board of Directors: 01 - Thomas Bowersox, 02 - Anthony Hatch, 03 - Dr. Allen Hershkowitz, 04 - Perry Jacobson, 05 - James J. Kerstein, 06 - Allen Kronstadt, 07 - Steven Silverman

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right. ☐ 01 ☐ 02 ☐ 03 ☐ 04 ☐ 05 ☐ 06 ☐ 07

4. To approve an amendment to the Axion International Holdings, Inc. 2010 Stock Plan to increase the shares of the Company's common stock reserved thereunder by 2,000,000 shares. ☐ For ☐ Against ☐ Abstain

5. To ratify the appointment of BDO USA LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013. ☐ For ☐ Against ☐ Abstain

6. To conduct a non-binding advisory vote on the compensation of the Company's named executive officers. ☐ For ☐ Against ☐ Abstain

7. To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future shareholder advisory votes on the compensation of the Company's named executive officers. ☐ 1 Year ☐ 2 Years ☐ 3 Years ☐ Abstain

8. To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary. ☐ For ☐ Against ☐ Abstain

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A - C ON BOTH SIDES OF THIS CARD.

C 1234567890 J N T

1 U P X 1 7 5 2 6 5 1

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

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01PW4F

AXION

IMPORTANT ANNUAL MEETING INFORMATION

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 4, 5, 6 AND 8, A VOTE "FOR ALL NOMINEES" ON PROPOSAL 3, AND A VOTE FOR "3 YEARS" ON PROPOSAL 7.

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	For	Against	Abstain
1. To change the state of incorporation of the Company from Colorado to Delaware.	☐	☐	☐
2. In the event the shareholders of the Company do not approve the change in the state of incorporation of the Company to Delaware, to approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of the Company's common stock from 100,000,000 to 250,000,000.	☐	☐	☐

3. To elect our Board of Directors: 01 - Thomas Bowersox, 02 - Anthony Hatch, 03 - Dr. Allen Hershkowitz, 04 - Perry Jacobson, 05 - James J. Kerstein, 06 - Allen Kronstadt, 07 - Steven Silverman

☐ **Mark here to vote FOR all nominees** ☐ **Mark here to WITHHOLD vote from all nominees**

☐ **For All EXCEPT** - To withhold a vote for one or more nominees, mark the box to the left and the corresponding numbered box(es) to the right.

01	02	03	04	05	06	07
☐	☐	☐	☐	☐	☐	☐

	For	Against	Abstain
4. To approve an amendment to the Axion International Holdings, Inc. 2010 Stock Plan to increase the shares of the Company's common stock reserved thereunder by 2,000,000 shares.	☐	☐	☐
5. To ratify the appointment of BDO USA LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2013.	☐	☐	☐
6. To conduct a non-binding advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐
8. To authorize the Board of Directors to adjourn and postpone the annual meeting to a later date or dates, if necessary.	☐	☐	☐

	1 Year	2 Years	3 Years	Abstain
7. To recommend, by non-binding advisory vote, the frequency (every one, two or three years) of future shareholder advisory votes on the compensation of the Company's named executive officers.	☐	☐	☐	☐

IF VOTING BY MAIL, YOU MUST COMPLETE SECTIONS A AND B ON BOTH SIDES OF THIS CARD.

1 U P X 1 7 5 2 6 5 2 +